Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IM Cannabis Corp. (the "Company") on Form 20-F for the period ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Uri Birenberg, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

March 28, 2024	“Uri Birenberg”
Uri Birenberg
Chief Financial Officer
(Principal Financial and Accounting Officer)

 (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.